THE GABELLI VALUE FUND INC.

                              FIRST QUARTER REPORT
                                 MARCH 31, 2000

                          [Graphic of 4 stars omitted]

            MORNINGSTAR RATED(TM) GABELLI VALUE FUND 4 STARS OVERALL
                  AND FOR THE THREE AND TEN-YEAR PERIODS ENDED
               03/31/00 AMONG 3571 AND 786 DOMESTIC EQUITY FUNDS,
          RESPECTIVELY, AND THREE STARS FOR THE FIVE-YEAR PERIOD ENDED
                   03/31/00 AMONG 2283 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      In the first quarter of 2000, we continued to experience a "have and have not" stock market. Until the last week of the quarter, when we saw a rotation out of the technology sector and into value sectors, so called "new economy" stocks flourished, while "old economy" stocks languished or retreated. Despite the late sell-off, the technology-heavy Nasdaq Composite Index and the small cap growth-oriented Russell 2000 Index finished with solid gains. However, the Standard & Poor's 500 Index closed the quarter only modestly higher, while the Dow Jones Industrial Average declined.

      Momentum investing--buying stocks that are rising in price--continued to be considerably more rewarding than owning stocks representing good fundamental values. We do not know how much longer this trend will continue. However, we see exceptional opportunity for selective value investors in a market that has shunned high quality companies in a wide range of healthy industries.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, The Gabelli Value Fund's (the "Fund") total return was (3.86)%. The Standard & Poor's ("S&P") 500 Index, Value Line Composite and Russell 2000 Indices had total returns of 2.29%, 4.03% and 7.08%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 17.96% over the trailing twelve-month period. The S&P 500, Value Line Composite and Russell 2000 Indices rose 17.93%, 19.47% and 37.29%, respectively, over the same twelve-month period.

      For the ten-year period ended March 31, 2000, the Fund's total return averaged 18.39% annually versus average annual returns of 18.82%, 14.34% and 14.44% for the S&P 500, Value Line Composite and Russell 2000 Indices, respectively. Since inception on September 29, 1989 through March 31, 2000, the Fund had a cumulative total return of 438.98%, which equates to an average annual total return of 17.38%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                           Quarter
                         -----------------------------------------
                           1st        2nd        3rd        4th         Year
                           ---        ---        ---        ---         ----
2000:  Net Asset Value   $18.70       --         --          --          --
       Total Return      (3.9)%       --         --          --          --
-----------------------------------------------------------------------------
1999:  Net Asset Value   $17.29     $19.58     $18.93      $19.45      $19.45
       Total Return        7.5%      13.2%     (3.3)%       12.1%       31.9%
-----------------------------------------------------------------------------
1998:  Net Asset Value   $16.43     $16.94     $14.71      $16.08      $16.08
       Total Return       14.9%       3.1%    (13.2)%       19.8%       23.2%
-----------------------------------------------------------------------------
1997:  Net Asset Value   $11.63     $14.11     $15.73      $14.30      $14.30
       Total Return        1.0%      21.3%      11.5%        8.6%       48.2%
-----------------------------------------------------------------------------
1996:  Net Asset Value   $12.88     $13.08     $12.63      $11.52      $11.52
       Total Return       10.9%       1.6%     (3.4)%        0.0%        8.7%
-----------------------------------------------------------------------------
1995:  Net Asset Value   $11.41     $11.75     $12.81      $11.61      $11.61
       Total Return        8.8%       3.0%       9.0%        0.3%       22.5%
-----------------------------------------------------------------------------
1994:  Net Asset Value   $11.37     $11.55     $12.43      $10.49      $10.49
       Total Return      (6.0)%       1.6%       7.6%      (2.7)%        0.0%
-----------------------------------------------------------------------------
1993:  Net Asset Value   $11.15     $11.93     $13.92      $12.09      $12.09
       Total Return       10.1%       7.0%      16.7%        1.5%       39.4%
-----------------------------------------------------------------------------
1992:  Net Asset Value   $10.40      $9.84     $10.04      $10.13      $10.13
       Total Return        9.7%     (5.4)%       2.0%        6.4%       12.7%
-----------------------------------------------------------------------------
1991:  Net Asset Value    $9.51      $9.50      $9.57       $9.48       $9.48
       Total Return       11.8%     (0.1)%       0.7%        2.5%       15.3%
-----------------------------------------------------------------------------
1990:  Net Asset Value    $9.23      $9.36      $8.19       $8.51       $8.51
       Total Return      (2.4)%       1.4%    (12.5)%        9.0%      (5.6)%
-----------------------------------------------------------------------------
1989:  Net Asset Value      --         --         --        $9.58       $9.58
       Total Return         --         --         --         2.1%(b)     2.1%(b)
-----------------------------------------------------------------------------

-------------------------------------------------------
     Average Annual Returns - March 31, 2000 (a)
     -------------------------------------------
1 Year .....................................  17.96%
       .....................................  11.45%(c)
5 Year .....................................  23.18%
 ...........................................  21.81%(c)
10 Year ....................................  18.39%
       .....................................  17.72%(c)
Life of Fund (b) ...........................  17.38%
       .....................................  16.75%(c)
-------------------------------------------------------


                     Dividend History
----------------------------------------------------------
Payment (ex) Date     Rate Per Share    Reinvestment Price
-----------------     --------------    ------------------
December 27, 1999          $1.720            $18.98
December 28, 1998          $1.490            $15.54
December 29, 1997          $2.720            $14.01
December 27, 1996          $1.110            $11.57
December 27, 1995          $1.230            $11.56
December 30, 1994          $1.600            $10.49
December 31, 1993          $2.036            $12.09
December 31, 1992          $0.553            $10.13
December 31, 1991          $0.334            $ 9.48
December 31, 1990          $0.420            $ 8.51
March 19, 1990             $0.120            $ 9.21
December 29, 1989          $0.068            $ 9.58


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
--------------------------------------------------------------------------------
                                        2

MULTI-CLASS SHARES

      In March of 2000, we introduced new classes of shares of the Gabelli Value Fund. The original shares have been redesignated as Class A Shares, while the new classes will be known as Class B and Class C Shares and incorporate contingent deferred sales charges upon redemption within certain time periods. The new share classes provide alternative options for investing in the Value
Fund through brokers who have entered into selling agreements with our distributor. For the month ended March 31, 2000, the Gabelli Value Fund Class B and Class C Shares both returned 3.43%. The Class B and Class C Shares each ended the quarter with net asset values of $18.70.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last ten years at The Gabelli Value Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

[Graphic omitted]
Pyramid text as follows:
     EPS
     PMV
     MANAGEMENT
     CASH FLOW
     RESEARCH

     Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division, or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE PERILS OF PAULINE

     In each episode of the old movie serial, "The Perils of Pauline", the heroine faced certain doom until a hero suddenly appeared to save the day. Through most of the first quarter of 2000, equities were imperiled by rising short-term interest rates and the perception that Federal Reserve Chairman Alan Greenspan was determined to restrain the stock market as well as the economy. With equities dangling from a cliff, a hero in the form of declining market interest rates (bond yields) rescued stocks from a sharp correction that appeared ready to turn into a full scale bear market.

      Of course, in the old movie shorts, as soon as Pauline escaped from one life-threatening predicament, she was thrust into another. Over the short term, we suspect the stock market will also face a series of new dangers. The Federal Reserve should continue to hike short-term interest rates, eventually killing the nascent bond market rally and putting pressure back on stocks. Valuations in the technology sector also present a risk to the market. If some of the technology "bellwethers" fall short of rather grand earnings expectations, we could see a sharp correction that would drag down the market indices. There is also the uncertainty of an election year. Will a Bush victory lead to tax cuts that will help sustain consumer spending or will a Gore triumph dash the hopes of consumers and investors counting on tax relief?

      There are plenty of potential heroes that could once again rescue the market. Corporate earnings growth is strong and, with synchronized global growth, may get stronger. If we see evidence of economic deceleration in the second half of the year, the Fed may release the monetary brakes and market interest rates could come down further. We should continue to see deals, particularly in out-of-favor industries where many great companies have become irresistible business bargains. Deals may finally prop up the value sector of the market. Finally, investors love happy endings. Over the last several years, whenever stocks have stumbled investors have rushed in to lift them to safety.

      We are always attuned to the economic and stock market melodrama. However, we try to keep our shareholders out of harm's way by investing in quality companies trading at a discount to their "real world" economic value. This may be dull and periodically not particularly productive. However, over the Fund's history, this approach has produced rewarding returns.

OLD ECONOMY, NEW ECONOMY

      The financial press and market observers are adept at developing simplistic theories to explain market trends. Recently, the pundits have divided the market into "old economy" and "new economy" stocks. The former are thought to be worthless and the latter are perceived as almost priceless. A closer look at the situation reveals the flaws in this current logic.

      The so-called "new economy" stocks are primarily technology companies developing new ways to distribute information, products, and services. Some are fine companies with exceptional growth prospects. However, the "new economy" superstars do not drill for oil, process chemicals, make household goods or food products, or manufacture automobiles. They do not knit sweaters or make shoes. They do not build houses. They do not produce motion pictures or television programs. They are simply building systems that make it possible for "old economy" companies to provide these essential products and services more efficiently and cost effectively. Will the best of the "new economy" companies make money and, over the long term, enrich investors? Yes. Will the "old economy" companies that harness the power of new technologies prosper and also reward shareholders? Yes. Presently, investors can pay sky-high valuations for "new economy" companies or scoop up high quality "old economy" stocks at deep discounts.

      Let me give you an example. General Motors, Ford, and Daimler Chrysler are developing a business-to-business Internet network to streamline the procurement of auto parts from original equipment manufacturers. Oracle, E-commerce (20% owned by GM), and i2 Technologies are building the network and will help operate it. We imagine they will profit in the process. But the automobile manufacturers will also benefit substantially. The automakers estimate this new network could shave as much as $2,000 from the cost of manufacturing a new automobile. This should translate into lower automobile prices, increased demand, higher volume and better earnings for these boring "old economy" companies.

      Additionally, the automakers will own this network. Marked to market based on valuations currently being given to "B2B" network companies, this could be an incredibly valuable and still largely unrecognized asset. You can pay incredible multiples for the stock of Oracle and i2 Technologies and you may continue to be rewarded, albeit with the escalating risk that accompanies historically unprecedented valuations. Or, you can buy the stock of GM for ten times earnings and three times cash flow. We also note that GM has a substantial investment in General Motors Hughes, a "new economy" company dominating the satellite broadcasting business through its DirecTV division. If we back out the value of GM's ownership in GM Hughes, the stock is even less expensive, trading at an almost absurdly low price to earnings multiple and roughly 2.5 times cash flow.

      GM is just one example of an "old economy" company employing "new economy" technologies to its advantage. We believe "brick and mortar" retailers will do well as they further develop "click and mortar" capabilities. Established financial services companies should also do well as they introduce on-line services. Once again, you have the option of paying up for the "new economy" kids on the block or paying discount prices for established, high quality companies that can and will prosper using new technologies.

THE ENVELOPE PLEASE

      This quarter, our performance awards go to entertainment stocks such as Seagram and GC Companies. Industrial companies Lamson & Sessions and Gentek contributed nicely to returns. We enjoyed our stay at Hilton Group and Mirage Resorts (which agreed to be acquired by MGM Grand), and were rewarded for staying tuned to Rogers Communications.

      A few of our old favorites stumbled slightly in the first quarter, including broadcasters Chris-Craft and Liberty Corp. as well as equipment manufacturer Navistar. We expect these stocks to improve in the future.

TIME WARNER AND AOL--THE SHAPE OF DEALS TO COME

      The impending marriage of Time Warner and America Online combines the old economy with the new (product with distribution)--a merger trend that we believe will gain momentum in the years ahead. Wall Street is struggling over how to value the bride and the groom prior to the wedding. Analysts following AOL were accustomed to looking primarily at top line revenue growth and making assumptions regarding future operating margins. Analysts covering Time Warner (including yours truly) looked primarily at cash flow growth, and now must come up with a different yardstick to assess value.

      As evidenced by the decline in both stocks shortly after the merger was announced, both camps were disappointed with the deal. AOL loyalists did not like the fact that the addition of Time Warner would slow revenue growth and Time Warner enthusiasts saw healthy operating profits being diluted. Both stocks have rebounded since, and as we write, Time Warner is at a 52-week high.

      Backing away from the problem of valuing two very different companies and taking a longer-term view, the marriage of quality products and terrific distribution makes economic sense. Sometimes it will take the form of mutually rewarding joint venture arrangements. But, we also expect to see more deals with old and new economy companies finding synergistic partners. This trend should further intensify already strong merger and acquisition activity, providing an additional tailwind for value investors.

AN APPETITE FOR FOOD STOCKS

      There is a degree of economic logic in the recent poor performance of cyclical industrial companies. The Federal Reserve is committed to slowing the economy, and if it succeeds, we may be seeing peak earnings for economically sensitive companies. We are of the opinion that earnings will be better than anticipated and that the sell-off in cyclical companies is overdone. That is why we continue to own high quality cyclical stocks.

      We see no economic justification for the poor performance of food stocks. High quality brand name franchises including General Mills, Kellogg, Quaker Oats, H. J. Heinz, Hershey Foods, Keebler Foods, Pepsico and Sara Lee all declined this quarter, with some down quite sharply. We doubt that if economic growth slows from 5.0% to 3.5%, consumers are going to reduce spending on food or switch from brand name products to cheaper private label goods. "Honey, Gross Domestic Product ("GDP") growth is now down to 3.5%. We better cut back on the pickles and coffee cake, and instead of buying Pepsi, let's get that generic cola."

      Historically, food company earnings have not been particularly sensitive to modestly slower economic growth, and in general, earnings for food companies have been relatively stable and should stay that way. Food stocks are not down because of any fundamental change in the business or disappointing earnings. In our opinion, food stocks are simply a casualty of investors' general disregard for any industry group lacking the rapid growth potential of technology stocks. Currently, you can load up on some of the best companies in the food business at very attractive valuations. Food for thought for value investors.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

CABLEVISION SYSTEMS CORP. (CVC - $60.75 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than 3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision owns and operates New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision also operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world-famous Rockettes.

CARTER-WALLACE INC. (CAR - $18.75 - NYSE), founded in 1880 as the Carter Medicine Company marketing a single product called Carter Little Liver Pills, now manufactures and sells a diversified line of consumer health care products including toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet supplies. Such brands as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste are Carter-Wallace products. The company also sells certain products exclusively in international markets.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.6875 - NYSE; CCN'B - $63.50 - NYSE), through its 80% ownership of BHC Communications (BHC - $156.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television (UTVI - $132.375 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. UTVI acquired WRBW, a UPN affiliate in Orlando, for $60 million in July 1999. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free and strongly positioned to expand its operations, with roughly $1.5 billion in cash and marketable securities.

CITIZENS UTILITIES CO. (CZN - $16.375 - NYSE) provides telecommunications services and public services to approximately 1.9 million customers in 22 states. Citizens owns 83% of Electric Lightwave (ELIX - $23.875 - Nasdaq), a competitive local exchange carrier ("CLEC") serving primarily the western U.S. Management has authorized the separation of Citizens' telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Recently, CZN announced agreements to acquire about one million rural access lines in 11 states for $2.8 billion. CZN intends to finance these transactions by divesting its public services operations. Its water and waste water operations have been sold for $835 million. The company has an agreement to sell all its electric and waste water utility operations to Cap Rock Energy and Kauai Island Electric Company for an aggregate purchase price of $535 million. The company has sold its 16% stake in Centennial Communications for approximately $205 million. Citizens monetized its ownership of Century Communications' (CTYA - $45.625 - Nasdaq) stock and cable operations through a sale to Adelphia Communications for approximately $220 million.

GENUINE PARTS CO. (GPC - $23.875 - NYSE), founded in 1928, is a service organization engaged in the distribution of automotive replacement parts, industrial replacement parts and office products. The company offers access to over 225,000 automotive replacement parts and, in conjunction with NAPA, inventory, accounting, cataloging, marketing, training and other programs. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for virtually all motor vehicle makes and models in service in the United States, including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. Genuine Parts distributes industrial replacement parts used in fluid transmission and irrigation, including pumps, pulleys, valves, hoses and belts. Through SP Richards Company, Genuine Parts also distributes office products including diskettes, telephones, furniture and copiers. Through EIS Inc., Genuine Parts is a wholesale distributor of materials and supplies to the electrical and electronic industries.

HILTON HOTELS CORP. (HLT - $7.75 - NYSE) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's seventh largest hotel company. Hilton has approximately 260 hotels and resorts in cities throughout the United States, including 54 owned and/or managed hotels and 199 hotels under franchise agreements. Flagship properties include The Waldorf-Astoria, the Hilton Chicago & Towers, Hilton Hawaiian Village (98%-owned) and Palmer House Hilton. HLT formalized a marketing alliance with British based Hilton Group plc (HG.L - $4.65 - London Stock Exchange) (owner of Hilton International) in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties have been spun-off into a new company, Park Place Entertainment (PPE - $11.5625 - NYSE).

LIBERTY CORP. (LC - $37.50 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance.

LIBERTY  MEDIA GROUP (LMG'A - $59.25 - NYSE),  owned by AT&T Corp. (T - $56.25 -
NYSE), is engaged in businesses which provide programming services, including production, acquisition and distribution through all media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery

Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses, international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T.

MARK IV INDUSTRIES INC. (IV - $22.0625 - NYSE) is a diversified manufacturer of a broad range of proprietary and other power and fluid transfer products and systems that serve primarily industrial and automotive markets. The company classifies its operations into two business segments. Mark IV Industrial includes the design, manufacture and distribution of power and fluid management systems and components for industrial original equipment manufacturers ("OEM") and distribution markets worldwide. Mark IV Automotive includes the design, manufacture and distribution of power transmission, fuel, and fluid handling systems and components, and filters and filtration systems, for the global automotive aftermarket and OEM market.

MEDIA GENERAL INC. (MEG'A - $52.375 - AMEX) is a Richmond, Virginia-based communications company, publishing newspapers throughout the Southeast with daily circulation of nearly 250,000. Media General also operates thirteen television stations in Southeastern markets, including Tampa and Jacksonville, Florida. The relaxation of broadcast station ownership restrictions provided by the Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company produces newsprint from recycled newspapers at its Garden State Paper Co. On October 1, the company sold its Virginia cable franchises to Cox Communications (COX - $48.50 - NYSE) for approximately $1.4 billion and in June, MEG'A sold its equity interest in the Denver Post to Media News Group and redeemed its preferred stock for a total of $92 million. Late in the year, the company announced its intention to acquire Spartan Communications and its group of 13 broadcast television stations in a transaction valued at approximately $605 million.

MEDIAONE GROUP INC. (UMG - $81.00 - NYSE) is one of the nation's leading broadband services companies. UMG provides approximately five million domestic subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology, which improves traditional cable service and enables next-generation products and services. UMG's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television provider recently agreed to be acquired by AT&T Corp. (T - $56.25 - NYSE) for $54 billion.

NAVISTAR INTERNATIONAL CORP. (NAV - $40.125 - NYSE), with world headquarters in Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks, school buses, and mid-range diesel engines in North America and selected export markets. The company is a leading supplier of diesel engines in a range of 160 to 300 horsepower for the International(REGISTRATION MARK) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets.

The company's products, parts and services are sold through a network of 1,000 International(REGISTRATION MARK) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corp.

TELEPHONE & DATA SYSTEMS INC. (TDS - $111.00 - AMEX) is a diversified telecommunications service company with cellular telephone, local telephone and personal communications services ("PCS") operations. TDS serves 3.7 million customers in 35 states. TDS conducts the vast majority of its cellular operations through its 81% owned United States Cellular Corp. (USM - $71.00 -
AMEX) and conducts its telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. TDS conducts its broadband PCS operations through 82.3% owned Aerial Communications Inc. (AERL - $56.8125 - Nasdaq), which provides PCS service in the Minneapolis, Tampa-St. Petersburg-Orlando, Houston, Pittsburgh, Kansas City and Columbus Major Trading Areas. On September 20, 1999, VoiceStream Wireless (VSTR - $128.8125 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

USA NETWORKS INC. (USAI - $22.5625 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

VIACOM INC. (VIA'A - $53.4375 - NYSE), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon). Viacom is in the process of merging with CBS in a $36 billion transaction.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      In a market that loved technology stocks and disdained just about everything else, the Fund took a small step forward in the first quarter of 2000. We are not anti-technology, but prefer investing in companies with products and services we understand. We are also risk averse and not inclined to own stocks with valuations that challenge economic logic. Finally, momentum investing--buying stocks simply because they are going up--is the antithesis of our value discipline.

      The upside of this narrow market is that we see truly appealing valuations for some great companies in a wide range of industry groups. We cannot be sure when investors will gravitate to these great values. However, we are quite confident that our portfolio should continue to generate attractive long-term returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Nasdaq symbol for the Fund's Class A Shares is GABVX. Please call us during the business day for further information.

                                   Sincerely,

                                   /S/ MARIO J.GABELLI

                                   MARIO J. GABELLI, CFA

                                   Portfolio Manager and
                                   Chief Investment Officer

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
         Viacom Inc.                      Liberty Media Group
         Media General Inc.               Chris-Craft Industries Inc.
         Telephone & Data Systems Inc.    Navistar International Corp.
         MediaOne Group Inc.              USA Networks Inc.
         Cablevision Systems Corp.        Liberty Corp.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS -- 97.0%
              AEROSPACE -- 1.5%
    320,000   Cordant Technologies Inc. ...  $   18,100,000
                                             --------------
              AGRICULTURE -- 0.6%
    630,000   Archer-Daniels-Midland Co. ..       6,536,250
                                             --------------
              AUTOMOTIVE -- 0.3%
     45,000   General Motors Corp. ........       3,726,562
                                             --------------
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.9%
    635,000   Dana Corp. ..................      17,899,062
    540,000   GenCorp Inc. ................       4,185,000
    560,000   Genuine Parts Co. ...........      13,370,000
    260,000   Modine Manufacturing Co. ....       6,532,500
     45,000   Superior Industries
               International Inc. .........       1,425,937
    400,000   Tenneco Automotive Inc. .....       3,175,000
                                             --------------
                                                 46,587,499
                                             --------------
              AVIATION: PARTS AND SERVICES -- 0.3%
     80,000   Barnes Group Inc. ...........       1,160,000
    270,000   Fairchild Corp., Cl. A+ .....       1,839,375
                                             --------------
                                                  2,999,375
                                             --------------
              BROADCASTING -- 6.9%
    150,000   Ackerley Group Inc. .........       2,268,750
      4,500   BHC Communications Inc., Cl. A        702,000
    684,950   Chris-Craft Industries Inc.+       43,622,753
    165,000   Gray Communications Systems
               Inc., Cl. B ................       1,938,750
     58,000   Grupo Televisa SA, GDR+ .....       3,944,000
    706,500   Liberty Corp. ...............      26,493,750
    340,000   Paxson Communications Corp.,
               Cl. A+ .....................       2,635,000
                                             --------------
                                                 81,605,003
                                             --------------
              BUSINESS SERVICES -- 2.9%
    160,000   Berlitz International Inc.+ .       1,830,000
    340,369   Cendant Corp.+ ..............       6,296,826
     75,000   National Processing Inc.+ ...         712,500
  1,000,000   U.S. Foodservice+ ...........      25,750,000
                                             --------------
                                                 34,589,326
                                             --------------
              CABLE -- 9.9%
    950,000   Cablevision Systems Corp., Cl. A+  57,712,500
    740,000   MediaOne Group Inc.+ ........      59,940,000
                                             --------------
                                                117,652,500
                                             --------------
              COMMUNICATIONS EQUIPMENT -- 0.3%
     54,000   Scientific-Atlanta Inc. .....       3,425,625
                                             --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.1%
    180,000   Tyler Technologies Inc. .....       1,068,750
                                             --------------


                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              CONSUMER PRODUCTS -- 3.7%
    526,000   Carter-Wallace Inc. .........   $   9,862,500
    100,000   Fortune Brands Inc. .........       2,500,000
     50,000   Gallaher Group plc, ADR .....         984,375
    630,000   General Cigar Holdings Inc.+        9,528,750
    168,000   General Cigar Holdings Inc.,
               Cl. B+ (a) .................       2,530,500
    170,000   Hartmarx Corp.+ .............         467,500
     10,000   National Presto Industries Inc.       326,250
    600,000   Ralston Purina Group ........      16,425,000
     41,700   Syratech Corp.+ .............         333,600
     85,000   Wolverine World Wide Inc. ...         935,000
                                             --------------
                                                 43,893,475
                                             --------------
              CONSUMER SERVICES -- 0.7%
    512,300   Rollins Inc. ................       7,620,462
                                             --------------
              DIVERSIFIED INDUSTRIAL -- 0.5%
     50,000   Ampco-Pittsburgh Corp. ......         543,750
    135,000   GenTek Inc. .................       1,890,000
    225,000   Katy Industries Inc. ........       2,067,187
     90,000   Lamson & Sessions Co.+ ......         669,375
    145,000   WHX Corp.+ ..................         996,875
                                             --------------
                                                  6,167,187
                                             --------------
              ELECTRONICS -- 0.3%
    140,000   Thomas & Betts Corp. ........       3,955,000
                                             --------------
              ENERGY AND UTILITIES -- 1.8%
    160,000   Columbia Energy Group .......       9,480,000
    250,000   Conectiv Inc. ...............       4,375,000
    110,000   Florida Progress Corp. ......       5,046,250
    156,000   Southwest Gas Corp. .........       2,973,750
                                             --------------
                                                 21,875,000
                                             --------------
              ENTERTAINMENT -- 18.4%
    150,000   GC Companies Inc.+ ..........       5,212,500
    870,000   Liberty Media Group, Cl. A+ .      51,547,500
    110,000   Seagram Co. .................       6,545,000
  1,550,000   USA Networks Inc.+ ..........      34,971,875
  2,240,000   Viacom Inc., Cl. A+ .........     119,700,000
                                             --------------
                                                217,976,875
                                             --------------
              ENVIRONMENTAL SERVICES -- 1.0%
    820,000   Waste Management Inc. .......      11,223,750
                                             --------------
              EQUIPMENT AND SUPPLIES -- 7.2%
    200,000   CIRCOR International Inc.+ ..       2,662,500
     30,000   Deere & Co. .................       1,140,000
    365,000   Flowserve Corp. .............       4,699,375
    130,000   Gerber Scientific Inc. ......       2,510,625
    225,000   Hussmann International Inc. .       2,854,687

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS (CONTINUED)
              EQUIPMENT AND SUPPLIES (CONTINUED)
    840,000   Mark IV Industries Inc. .....  $   18,532,500
  1,000,000   Navistar International Corp.+      40,125,000
     75,000   Sequa Corp., Cl. A+ .........       2,971,875
     24,500   Sequa Corp., Cl. B+ .........       1,157,625
      6,000   Smith (A.O.) Corp., Cl. A ...         108,000
    245,000   UCAR International Inc.+ ....       3,230,938
    420,000   Watts Industries Inc., Cl. A        5,197,500
                                             --------------
                                                 85,190,625
                                             --------------
              FINANCIAL SERVICES -- 1.9%
     35,000   Mellon Financial Corp. ......       1,032,500
    200,000   Pioneer Group Inc.+ .........       4,650,000
     40,000   St. Paul Companies Inc. .....       1,365,000
    380,500   Travelers Property Casualty
               Corp., Cl. A ...............      15,695,625
                                             --------------
                                                 22,743,125
                                             --------------
              FOOD AND BEVERAGE -- 2.9%
     30,000   Advantica Restaurant Group Inc.+       45,000
    105,000   Bestfoods Inc. ..............       4,915,313
     45,000   Celestial Seasonings Inc.+ ..       1,546,875
    250,000   Corn Products International Inc.    6,015,625
    225,000   Pepsi Bottling Group Inc. ...       4,500,000
    250,000   PepsiCo Inc. ................       8,640,625
    650,000   Whitman Corp. ...............       9,059,375
                                             --------------
                                                 34,722,813
                                             --------------
              HEALTH CARE -- 1.0%
     85,000   American Home Products Corp.        4,558,125
    270,000   IVAX Corp.+ .................       7,357,500
                                             --------------
                                                 11,915,625
                                             --------------
              HOTELS AND GAMING -- 4.5%
    600,000   Aztar Corp.+ ................       5,700,000
    269,200   Bristol Hotels & Resorts Inc.+      2,557,400
    270,000   Gaylord Entertainment Co. ...       7,323,750
  2,000,000   Hilton Group plc ............       9,292,245
  1,100,000   Hilton Hotels Corp. .........       8,525,000
  1,000,000   Mirage Resorts Inc.+ ........      19,375,000
                                             --------------
                                                 52,773,395
                                             --------------
              METALS AND MINING -- 0.4%
     15,000   Barrick Gold Corp. ..........         235,313
    500,000   Echo Bay Mines Ltd.+ ........         656,250
     80,000   Homestake Mining Co. ........         480,000
     70,000   Newmont Mining Corp. ........       1,570,625
     65,000   Placer Dome Inc. ............         528,125
    365,000   Royal Oak Mines Inc.+ .......           3,650
  2,000,000   TVX Gold Inc.+ ..............       1,500,000
                                             --------------
                                                  4,973,963
                                             --------------


                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              PAPER AND FOREST PRODUCTS -- 0.4%
    570,000   Pactiv Corp.+ ...............  $    4,987,500
                                             --------------
              PUBLISHING -- 9.3%
     25,000   McGraw Hill Companies Inc. ..       1,137,500
  1,700,000   Media General Inc., Cl. A (b)      89,037,500
    120,000   Meredith Corp. ..............       3,322,500
    340,000   Penton Media Inc. ...........       8,840,000
    250,000   Reader's Digest Association
               Inc., Cl. B ................       7,156,250
     30,000   Tribune Co. .................       1,096,875
                                             --------------
                                                110,590,625
                                             --------------
              REAL ESTATE -- 1.0%
    750,000   Catellus Development Corp.+        10,406,250
    130,000   Griffin Land & Nurseries Inc.+      1,430,000
                                             --------------
                                                 11,836,250
                                             --------------
              RETAIL -- 3.1%
    400,000   Albertson's Inc. ............      12,400,000
  1,440,000   AutoNation Inc.+ ............      11,430,000
    125,000   Blockbuster Inc., Cl. A .....       1,250,000
     20,000   Burlington Coat Factory Warehouse
               Corp. ......................         343,750
     70,000   Delhaize America Inc., Cl. A        1,207,500
     68,000   Ingles Markets Inc., Cl. A ..         709,750
    140,000   Lillian Vernon Corp. ........       1,330,000
    298,000   Neiman Marcus Group Inc., Cl. B+    8,195,000
                                             --------------
                                                 36,866,000
                                             --------------
              SATELLITE -- 0.7%
    230,000   COMSAT Corp. ................       4,743,750
    145,000   Loral Space & Communications
               Ltd.+ ......................       1,477,188
    130,000   TCI Satellite Entertainment
               Inc., Cl. A+ ...............       2,486,250
                                             --------------
                                                  8,707,188
                                             --------------
              SPECIALTY CHEMICALS -- 1.2%
     25,000   Dexter Corp. ................       1,325,000
    270,000   Ferro Corp. .................       4,809,375
    100,000   General Chemical Group Inc. .         212,500
    150,000   Monsanto Co. ................       7,725,000
                                             --------------
                                                 14,071,875
                                             --------------
              TELECOMMUNICATIONS -- 2.9%
    825,000   Citizens Utilities Co., Cl. B+     13,509,375
    172,462   Commonwealth Telephone
               Enterprises Inc.+ ..........       8,094,935
     43,000   Esat Telecom Group plc, ADR+        4,294,625
     92,000   RCN Corp.+ ..................       4,956,500
    135,000   Rogers Communications Inc.,
               Cl. B, ADR+ ................       4,024,688
                                             --------------
                                                 34,880,123
                                             --------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                  MARKET
    SHARES                                         VALUE
    ------                                        ------

              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- 7.4%
    128,000   Rogers Cantel Mobile
               Communications Inc., Cl. B+   $    5,176,000
    500,000   Telecom Italia Mobile SpA ...       6,137,895
    690,000   Telephone & Data Systems Inc.      76,590,000
                                             --------------
                                                 87,903,895
                                             --------------
              TOTAL COMMON STOCKS .........   1,151,165,641
                                             --------------

              PREFERRED STOCKS -- 0.6%
              PUBLISHING -- 0.6%
    155,500   News Corp. Ltd., Pfd., ADR ..       7,425,125
                                             --------------
   PRINCIPAL
    AMOUNT
   ---------
              U.S. GOVERNMENT OBLIGATIONS -- 0.3%
$ 4,200,000   U.S. Treasury Bill, 6.07%++,
               due 04/18/00 ...............       4,188,160
                                             --------------
              REPURCHASE AGREEMENTS -- 1.8%
 20,965,000   Agreement with State Street,
               6.07%, dated 3/31/00, due 04/03/00,
               proceeds at maturity
               $20,975,605 (c) ............      20,965,000
                                             --------------



                                                  MARKET
                                                  VALUE
                                                  ------
              TOTAL INVESTMENTS -- 99.7%
                (Cost $797,329,556) .......  $1,183,743,926

              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.3%         3,140,235
                                             --------------
              NETASSETS -- 100.0%
                (63,467,818 shares
                 outstanding) .............  $1,186,884,161
                                             ==============

   NUMBER OF      PREMIUM    EXPIRATION   STRIKE     MARKET
   CONTRACTS      RECEIVED      DATE      PRICE      VALUE
   ---------      --------   ----------   ------     ------
               CALL OPTIONS WRITTEN
     500,000   AT&T Corp.
                $(3,216,250)  05/20/00   $55.00    $(2,625,000)
                                                   ===========
------------------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
(c) Collateralized by U.S. Treasury Bill, 5.96%++, due 04/20/00, market value $21,384,506.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Robert J. Morrissey
          CHAIRMAN AND CHIEF              ATTORNEY-AT-LAW
          INVESTMENT OFFICER              MORRISSEY, HAWKINS & LYNCH
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Karl Otto Pohl
          FORMER SENIOR VICE PRESIDENT    FORMER PRESIDENT
          DOLLAR DRY DOCK SAVINGS BANK    DEUTSCHE BUNDESBANK

          Anthony J. Colavita             Anthony R. Pustorino
          ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
          ANTHONY J. COLAVITA, P.C.       PROFESSOR, PACE UNIVERSITY

                                    OFFICERS
          Mario J. Gabelli, CFA           Bruce N. Alpert
          PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
          INVESTMENT OFFICER              VICE PRESIDENT AND TREASURER

          James E. McKee
          SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB409Q100SR


                                              [Photo of Mario J.Gabelli omitted]

THE
GABELLI
VALUE
FUND
INC.

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000